FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

        Date of Report (Date of earliest event reported)  May 2, 2005
                                                         ----------------

                  ACROSS AMERICA REAL ESTATE DEVELOPMENT CORP.
                  --------------------------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


   Colorado                   000-50764                     20-0003432
---------------              ----------              --------------------------
(State or other              (Commission             (IRS Employer File Number)
jurisdiction of              File No.)
incorporation)


              1440 Blake Street, Suite 330, Denver, Colorado 80202
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (303) 893-1003
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


               1440 Blake Street, Suite 310, Denver Colorado 80202
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Across America Real Estate Development Corp. and its subsidiaries.


Item 1.01
Entry into a Material Agreement
-------------------------------

On November 26, 2004, we and GDBA Investments, LLLP ("GDBA"),an affiliate and our largest shareholder, entered into a three year agreement to fund our real estate projects. On April 28, 2005, we amended this agreement to increase our ability to borrow for our projects from a maximum of $7,000,000 to a maximum of $7,500,000. Each loan will be secured only by the properties against which the loans are made. We will not provide any loan guarantees. All other terms of the amended agreement will be the same as the original Agreement to fund. This amendment is effective immediately.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 Across America Real Estate Development Corp.



Dated: May 2, 2005          By   /s/ Alexander V. Lagerborg
                                 -----------------------------------------------
                                 Alexander V. Lagerborg, Chief Executive Officer